SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K/A

                        Amendment No. 1 to Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 10, 2000
                                                        ------------

                            FREESOFTWARECLUB.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                  000-25671            88-0414076
     ----------------------------      ---------          ---------------
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)              File Number)        Identification
                                                                 No.)

            600 Bancroft Way, Berkeley, CA                   94710
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code:(510) 649-2920
                                                           --------------

                              AMENDMENT NUMBER 1

The undersigned registrant hereby amends the following item of its Current Report filed April 6, 2000 on Form 8-K as set forth in the pages attached hereto:

     Amended Item 1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by undersigned thereto duly authorized.

                                       Freesoftwareclub.com, Inc.
                                       --------------------------
                                       (Registrant)

     Date:  May 23, 2000               /s/ John Collins
                                       ---------------------------
                                           John Collins,
                                           Secretary/Treasurer


The Amendment to the Current Report on Form 8-K filed April 6, 2000 is set forth below:

Item 1.  Changes in Control of Registrant.

Freesoftwareclub.com, Inc. ("the Company") post merger had 16,447,500 common shares issued and outstanding, par value $0.001 per share. Officer, Director, and Affiliate (greater than 10% common shareholders) shareholdings of the Company is as follows:

Richard Miles                4,376,000 common shares - 26.6%
John Collins                 2,647,180 common shares - 16.1%
Rene Pardo/Net Profits       4,400,000 common shares - 26.8%
*EMJ DataSystems             1,194,820 common shares -  7.3%

*EMJ DataSytems was a shareholder and considered a beneficial owner of Freesoftwareclub.com, Inc. prior to the merger and a result of the merger became a beneficial owner of the surviving Company.


Item 7. Financial Statements and Exhibits

As of the date of this 8K filing financial information reflecting the merger on March 14, 2000 is not yet available. The audited financial statements are currently being prepared and the Company plans to file an amendment to this 8K Form reflecting the required financial information in the near future.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by undersigned thereto duly authorized.

                                       Freesoftwareclub.com, Inc.
                                       --------------------------
                                       (Registrant)

     Date:  May 23, 2000               /s/ John Collins
                                       ---------------------------
                                           John Collins,
                                           Secretary/Treasurer